UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)           November 12, 2003

Safety Components International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23938	33-0596831

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

41 Stevens Street, Greenville, South Carolina 29605

(Address, Including Zip Code, of Principal Executive Offices)

(864) 240-2600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EX-16 LETTER RE: CHANGE IN CERTIFYING ACCOUNTANT

Item 4 – Change in Registrant’s Certifying Accountant.

(a)       On November 12, 2003, Safety Components International, Inc., (the “Company”) notified Deloitte & Touche LLP that it would not be retained by the Company to perform the audit of the financial statements of the Company for the fiscal year ending March 27, 2004 or any transition period (see Item 8 below). Deloitte & Touche LLP had served as the Company’s principal independent accountants to audit the Company’s financial statements for the fiscal years ended March 29, 2003 and March 30, 2002. The Audit Committee of the Board of Directors of the Company determined not to retain Deloitte & Touche LLP and the determination was ratified and approved by the full Board of Directors on November 12, 2003.

      In connection with the audits of the financial statements of the Company for the fiscal years ended March 29, 2003 and March 30, 2002, the Company had no disagreement with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the subject matter of such disagreement in their report for such periods.

      The audit reports of Deloitte & Touche LLP on the financial statements of the Company for the fiscal years ended March 29, 2003 and March 30, 2002 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Deloitte & Touche LLP was provided a copy of the above disclosures and was requested to furnish us with a letter addressed to the Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A letter from Deloitte & Touche LLP is attached hereto as Exhibit 16.

      (b)       On November 12, 2003, the Audit Committee of the Board of Directors of the Company determined to engage the accounting firm of PricewaterhouseCoopers as independent accountants to audit the Company’s financial statements for the fiscal period ending December 31, 2003, the Company’s new fiscal year end (see Item 8 below), and the Board of Directors of the Company ratified and approved that decision. As of November 12, 2003, the Company had not on any prior occasions consulted with PricewaterhouseCoopers regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.

Item 7 – Financial Statements and Exhibits.

(A)	Not Applicable

(B)	Not Applicable

(C)	Exhibits Exhibit 16 – Letter re change in certifying accountant.

Item 8 – Change in Fiscal Year.

      On November 12, 2003, the Company’s Audit Committee and Board of Directors determined that it was in the Company’s best interest to change the Company’s fiscal year end from the last Saturday in the month of March to December 31 of each year. Beginning in 2004, the Company will change to an end of the month quarterly closing calendar. A transition report on Form 10-K will be filed with the Securities and Exchange Commission within 90 days of December 31, 2003.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safety Components International, Inc.

Date: November 12, 2003	By:	/s/ Brian P. Menezes

	Name: Its:	Brian P. Menezes Chief Financial Officer